Third-Quarter 2020 Results October 23, 2020 Exhibit 99.2

Q3 2020 Conference Call Details Live Webcast October 23, 2020 10:00 AM ET Dial-In Number (866) 209-9085 Domestic (647) 689-5687 International Webcast at www.altramotion.com Replay (800) 585-8367 Domestic* (416) 621-4642 International* Conference ID: 1608127 *Phone replay through Nov. 6, 2020 Webcast replay also available at www.altramotion.com

Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” and statements regarding (a) strategic plans to drive organic growth across the Company’s end markets, (b) capitalizing on the Company’s cash-generative business model, (c) the pipeline of opportunities from cross-selling activities, (d) the Company’s future and growth opportunities when the global economy recovers, and (e) the Company’s belief in its ability to thrive as a premier industrial company. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangible assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026 and Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our enterprise resource planning system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK’s departure from the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (36) the scope and duration of the COVID-19 global pandemic and its impact on global economic systems and our employees, sites, operations, customers and supply chain, and (37) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda and Speakers Executive Overview Market Review Q3 Financial Review & 2020 Guidance Concluding Remarks Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Vice President & Chief Financial Officer

Q3 2020 Performance Highlights Exceeded topline expectations with sales of $437.8 million compared with $442.9 million in Q3 2019 Driven by outperformance in select markets, including Class 8 truck and renewable energy Better-than-anticipated overall demand Aggressive cost reductions led to excellent bottom-line performance $38.3 million net income, or $0.59 per diluted share Non-GAAP diluted earnings per share of $0.87* Non-GAAP adjusted EBITDA margin up 320 bps compared to Q3 2019* Tremendous cash-flow generation supported pay-down of $60 million of debt in Q3, bringing total paydown in 2020 to $90 million 37.5% Q3’20 GAAP Gross Margin 19.6% Q3’20 Non-GAAP Operating Margin* 23.3% Q3’20 Non-GAAP adjusted EBITDA Margin* *See appendix for discussion and reconciliation of non-GAAP measures

Q3 2020 Strategic Highlights Delivering Strong Results Through the Downturn Exposure to less cyclical end markets with attractive trends mitigated financial impact of economic slowdown Increased pipeline of cross-selling opportunities Exposure to medical markets benefiting from COVID-related growth and short-cycle markets like factory automation *See appendix for discussion and reconciliation of non-GAAP measures Cash-generative business model is highly resilient Combination of PTT businesses with Fortive’s A&S businesses has been a strategic success Benefiting from strong demand across several diverse end markets Outperforming competition in several key verticals Value proposition is resonating with customer base $ 172M of Non-GAAP adjusted free cash flow YTD 2020, up 20% YOY*

Q3 2020 Key End-Market Drivers Renewable Energy up low single digits driven by strong wind demand Factory Automation & Specialty Machinery up high single digits year over year and low single digits sequentially Defense up low single digits due to strong performance with OEMs Transportation up single digits with strong demand in China for Class 8 trucks Turf & Garden up low double digits with customers accelerating purchasing after slow 1H20 Medical Equipment up low double digits year over year and was stronger sequentially after weak Q2 Distribution down mid single digits related to lower general industrial activity Metals down double digits due to declines in oil & gas and construction Mining down high single digits impacted by commodity prices Oil and Gas down double digits with significant YOY decline in rig counts Ag down high single digits with uneven demand across businesses

Q3 2020 Financial Highlights YOY Q3 2020 Q3 2019 Sales -1.2% $437.8M $442.9M Organic Growth * (2.4%) FX 120 bps GAAP Diluted EPS 48% $0.59 $0.40 Non-GAAP Diluted EPS* 26% $0.87 $0.69 Non-GAAP Income from Operations Margin* 310 bps 19.6% 16.5% GAAP Gross Profit Margin 210 bps 37.5% 35.4% Non-GAAP Adjusted EBITDA Margin* 320 bps 23.3% 20.1% *See appendix for discussion and reconciliation of non-GAAP measures

Balance Sheet Highlights Top Priority Is To Reduce Debt And De-lever Balance Sheet Adequate Liquidity and No Short-Term Debt Maturities ** Excludes $12.4 million of other debt that has various maturities Millions Q3 Highlights: Capex of $7.0M, down ~45% YOY Paid down $60M debt in Q3; $240M since A&S acquisition Quarterly dividend increased to $0.06 Strong Non-GAAP Adjusted Free Cash Flow Generation* +13% *See appendix for discussion and reconciliation of non-GAAP measures Q3 2019 Q3 2020

2020 Guidance – Updated 10/23/2020 Updated (10/23/20) Prior (7/24/20) Sales $1,690 to $1,710 million $1,580 to $1,640 million GAAP Diluted EPS Loss of $0.55 to loss of $0.46 Loss of $1.16 to loss of $0.94 Non-GAAP Diluted EPS* $2.70 to $2.82 $2.05 to $2.30 Non-GAAP Adjusted EBITDA* $355 to $370 million $305 to $330 million Capital Expenditures $34 to $40 million $40 to $45 million Depreciation and Amortization $125 to $128 million $124 to $127 million Tax Rate (before discrete items) 20% - 21% 21% to 23% *See appendix for discussion and reconciliation of non-GAAP measures

Leveraging our world class business system to create sustainable competitive advantages 1 Driving margin enhancement 2 De-levering our balance sheet 3 Positioning Altra to drive top-line growth 4 Positioned to Deliver Sustainable Value Altra’s Strategic Priorities

*Discussion of Non-GAAP Measures . The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release. Organic Sales Organic sales in this release excludes the impact of foreign currency translation. Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, Non-GAAP Operating Income Margin, and Non-GAAP Diluted EPS Guidance Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, and Non-GAAP Diluted Earnings Per Share Guidance exclude acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs, non-cash amortization of interest rate swap expense and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Diluted Earnings Per Share is calculated by dividing Non-GAAP Net Income by GAAP weighted average shares outstanding (diluted). Non-GAAP Operating Income Margin is calculated by dividing Non-GAAP Income From Operations by GAAP Net Sales. Non-GAAP Adjusted EBITDA Adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Adjusted EBITDA Margin Non-GAAP Adjusted EBITDA margin is calculated by dividing Non-GAAP Adjusted EBITDA by GAAP Net Sales. Non-GAAP Free Cash Flow Non-GAAP Free Cash Flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP Adjusted Free Cash Flow Non-GAAP Adjusted Free Cash Flow is calculated by adding back the payment for the interest rate swap settlement to Non-GAAP Free Cash Flow. Non-GAAP Operating Working Capital Non-GAAP Operating Working Capital is calculated by deducting accounts payable from net trade receivables plus inventories. Net Debt Net Debt is calculated by subtracting cash from total debt

Appendix Non-GAAP Measures *

Appendix Non-GAAP Measures *

Non-GAAP Adjusted EBITDA*